CONFIDENTIAL TREATMENT REQUESTED
CONFIDENTIAL TREATMENT REQUESTED: INFORMATION FOR WHICH CONFIDENTIAL TREATMENT
HAS BEEN REQUESTED IS OMITTED AND NOTED WITH “***.” AN UNREDACTED VERSION OF THIS
DOCUMENT HAS BEEN SUBMITTED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION.
AMENDMENT NO. 1 TO THE
COMMERCIAL SUPPLY AGREEMENT
     THIS AMENDMENT NO. 1 TO THE COMMERCIAL SUPPLY AGREEMENT (this “Amendment”), effective as of December 15, 2006 (the “Amendment Date”), is entered into between AVID BIOSERVICES, INC., a Delaware corporation (“Avid”), having a place of business at 14282 Franklin Avenue, Tustin, California 92780, and HALOZYME, INC., a California corporation (“Halozyme”), having a place of business at 11588 Sorrento Valley Road, Suite 17, San Diego, California 92121, with respect to the following facts:
     WHEREAS, the parties entered into that Commercial Supply Agreement effective as of February 15, 2005 (the “Supply Agreement”).
     WHEREAS, Avid and Halozyme desire to extend the term of the Supply Agreement and to otherwise amend the Supply Agreement in certain respects, all on the terms and conditions set forth below.
     NOW, THEREFORE, in consideration of the foregoing premises and the mutual covenants set forth below, the parties hereby amend the Supply Agreement and otherwise agree as follows:
     1. Amendments.
     1.1 Section 3.4.1(a) of the Supply Agreement is hereby amended and restated in its entirety as follows:
     (a) HALOZYME shall pay AVID a slot reservation deposit (the “Slot Reservation Deposit”) equal to 33% of the price of each Bulk Drug Substance per the Purchase Price, which amount is due no later than one hundred twenty (120) days prior to the date the applicable batch is scheduled to be manufactured per the Manufacturing Schedule. In no event shall AVID be required to reserve a manufacturing slot for HALOZYME until HALOZYME has paid its slot reservation deposit.
     1.2 Section 3.4.2 of the Supply Agreement is hereby amended and restated in its entirety as follows:
     3.4.2 Cancellation Fee. Subject to 2.2.5 and 3.4.1(a), HALOZYME recognizes that AVID will reserve certain manufacturing capacity for HALOZYME to meet the BDS requirements set forth in the Manufacturing Schedule. In exchange for this commitment, and as AVID’s sole and exclusive remedy for any cancellation of a manufacturing run set forth in the Manufacturing Schedule, HALOZYME hereby agrees to pay AVID a cancellation fee solely for the cancellation of manufacturing runs of the BDS as more particularly described in the Purchase Price. The cancellation fee shall be calculated by taking the product of (i) the price for the manufacturing of the BDS per the Purchase

CONFIDENTIAL TREATMENT REQUESTED
Price and (ii) the applicable percentage based set forth below based on the date of termination:

Cancellation *** prior to start of a manufacturing run per Manufacturing Schedule	***

Cancellation *** prior to start of a manufacturing run per Manufacturing Schedule	***
     Notwithstanding the foregoing, if HALOZYME cancels a manufacturing run less than *** prior to the scheduled start of the manufacturing run per the Manufacturing Schedule, HALOZYME shall not owe a cancellation fee if AVID is able to fill such slot with another of its external customers. AVID shall use its best efforts to attempt to fill a slot created by any such cancellation. HALOZYME shall notify AVID as soon as practical of any planned or anticipated manufacturing delays.
     1.3 Section 3 of the Supply Agreement is hereby amended by adding the following new Sections 3.6 and 3.7 immediately following the end of Section 3.5:
     3.6 Forecasting.
          3.6.1 Forecasts. Commencing on January 1, 2007, and on the first day of each calendar quarter thereafter during the Term, HALOZYME shall prepare and provide AVID with a written forecast (each a “Forecast”) of its estimated requirements of manufacturing runs of BDS for each of the following *** calendar quarters.
          3.6.2 Purchase Obligations. Subject to the payment provisions of Section 3.4.1 and cancellation charges of Section 3.4.2, HALOZYME shall be required to purchase and pay for all BDS produced by each manufacturing run forecasted in the *** of each Forecast. The manufacturing runs forecasted for the *** of each Forecast shall be non-binding and for planning purposes only.
          3.6.3 Manufacturing Obligations.
          (a) AVID shall maintain sufficient raw materials or in-process inventory and maintain open manufacturing slots to perform, and shall perform, each manufacturing run forecasted in the *** of each Forecast and for each subsequent manufacturing run for which HALOZYME has paid a Slot Reservation Fee, up to a maximum of twenty (20) runs in a period of four (4) consecutive calendar quarters, and to sell to HALOZYME all BDS produced thereby; provided, however, if HALOZYME requests additional manufacturing runs in excess of those on the most recent Forecast, AVID shall use commercially reasonable efforts to perform such additional manufacturing runs and shall sell to HALOZYME all BDS produced thereby.

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          (b) AVID shall provide HALOZYME with a right of first refusal for manufacturing slots to perform the subsequent manufacturing runs that are forecasted for the *** of each Forecast for which HALOZYME has not yet paid a Slot Reservation Fee. Should another external customer request to use any such slot, then AVID shall inform HALOZYME in writing of such request and HALOZYME shall have the right of first refusal for such slot. If HALOZYME desires to reserve such slot, HALOZYME shall inform AVID in writing within three (3) business days after its receipt of such notice. If (i) such customer has responded to a bona fide project proposal sent by AVID, (ii) such customer in good faith agrees to pay, promptly upon reservation of such slot, not less than the same nonrefundable slot reservation fee as HALOZYME hereunder for such slot, and (iii) such notice expressly states so, then HALOZYME shall pay the applicable Slot Reservation Fee for such slot within three (3) business days after its receipt of such notice, and such Slot Reservation Fee shall be non-refundable; provided, however, in such case, if payment for the Slot Reservation Fee is not received within such three (3) business day period, then AVID shall have no obligation to reserve the said slot for HALOZYME.
          (c) Within ten (10) days following the receipt of each Forecast, AVID shall supply HALOZYME in writing with an amended Manufacturing Schedule that includes each manufacturing run forecasted for the *** of such Forecast and for each additional manufacturing run thereafter for which HALOZYME pays the Slot Reservation Deposit.
     3.7 ***.
          3.7.1 Subject to the terms and conditions of this Agreement, during the Term, (a) HALOZYME shall order from AVID, and AVID shall manufacture and supply to HALOZYME, not less than *** of HALOZYME’s requirements for BDS for commercial sale of Hylenex to Baxter and for commercial sale of Cumulase, and (b) if any new manufacturing methods developed by AVID or HALOZYME increases the yield of BDS per manufacturing run over the then-current manufacturing method employed by AVID, HALOZYME shall offer to AVID the first opportunity to implement such manufacturing method on mutually acceptable pricing for manufacturing runs using such manufacturing method.
          3.7.2 Notwithstanding anything to the contrary in this Agreement, (a) if AVID breaches its obligations under this Agreement, including its obligations to timely manufacture and supply BDS in accordance with the Forecast, (b) if AVID is unable or unwilling to manufacture and supply HALOZYME’s requirements for BDS under this Agreement, or (c) with respect to any manufacturing method developed by AVID or HALOZYME that increases the yield of BDS per manufacturing run over the then-current manufacturing method employed by AVID, if AVID is unwilling or unable to implement such manufacturing method, or if the parties are unable to agree upon the pricing for manufacturing runs using such manufacturing method, then in each such case

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CONFIDENTIAL TREATMENT REQUESTED
HALOZYME shall not be subject to the *** obligations set forth in Section 3.7.1 and shall be free to manufacture or have manufactured by a third party its requirements of PH20.
     1.4 Section 3.3 of the Supply Agreement is hereby amended and restated in its entirety as follows:
          3.3 Delivery Terms. In accordance with the Bulk Drug Substance Master Plan, AVID shall ship a Batch of Bulk Drug Substance (BDS), only upon acceptance of the Batch of BDS by HALOZYME pursuant to Section 5.1 and at HALOZYME’s expense, to a location designated by HALOZYME, FCA (Tustin, California, per Incoterms 2000), by a common carrier designated by HALOZYME in the shipping instructions to be provided by HALOZYME (the “Shipping Instructions”). AVID shall be responsible for the loading of the BDS on departure and shall bear the risk of loss for such loading. HALOZYME shall procure, at its expense, insurance covering damage or loss of BDS during shipping. All Shipping Instructions shall be in writing and shall include detailed packaging instructions, the name and address of the recipient and the shipping date. HALOZYME shall be solely responsible for its own shipping validation studies prior to the shipment of any BDS and AVID shall not be responsible for the in-transit BDS provided it complied with the Shipping Instructions.
     1.5 Section 4.2 of the Supply Agreement is hereby amended by inserting the following sentence at the end of Section 4.2:
Halozyme shall be billed for “other than For Cause Audits”, *** for each Avid personnel to the extent reasonably required to be involved in the Audit.
     1.6 Section 14.1 of the Supply Agreement is hereby amended and restated in its entirety as follows:
     14.1 Term. The term of this Agreement (the “Term”) shall commence on the Effective Date and shall, unless earlier terminated as provided herein, continue for five (5) years. This Agreement shall, unless earlier terminated as provided herein, thereafter renew automatically for additional one (1) year terms. Either party may terminate this Agreement as of the end of the initial term, or as of the end of any subsequent renewal term, by written notice to the other party at least sixty (60) days prior to the renewal anniversary date.
     1.7 Section 15.1 of the Supply Agreement, with respect to Halozyme’s contact information, is hereby amended and restated in its entirety as follows:

If to HALOZYME:	Halozyme, Inc.
11588 Sorrento Valley Road, Suite 17
San Diego, California 92121
Attn: President and CEO

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CONFIDENTIAL TREATMENT REQUESTED

With a copy to:	Morrison & Foerster LLP
12531 High Bluff Drive, Suite 100
San Diego, California 92130
Attn: Mark R. Wicker, Esq.
     1.8 Section 15.5 of the Supply Agreement is hereby amended and restated in its entirety as follows:
     15.5 Assignment. Neither party shall assign this Agreement or any part hereof or any interest herein to any third party (or use any subcontractor) without the written approval of the other party; provided, however, that (a) either party may, without such consent, assign this Agreement in the case of a transaction involving the merger, consolidation, change in control or sale of all or substantially all of the assets of the party seeking such assignment or transfer and such transaction relates to the business covered by this Agreement and the resulting entity assumes all of the obligations under this Agreement; and (b) Avid shall give prompt written notice to Halozyme of any transaction involving the merger, consolidation, change in control or sale of all or substantially all of the assets of Avid and such transaction relates to the business covered by this Agreement, and notwithstanding anything to the contrary in this Agreement, within ninety (90) days after receipt of such written notice from Avid, Halozyme shall have the right, at its option in its sole discretion, to terminate this Agreement without premium or penalty, provided HALOZYME pays for all services performed by AVID up until the time termination, by giving not less than thirty (30) days prior written notice to Avid. No assignment shall be valid unless the permitted assignee(s) assumes all obligations of its assignor under this Agreement. No assignment shall relieve any party of responsibility for the performance of its obligations hereunder. Any purported assignment in violation of this Section 15.5 shall be void.
     1.9 Exhibit B of the Supply Agreement is hereby deleted and replaced with Exhibit B attached to this Amendment.
     2. Miscellaneous. All terms used, but not defined, herein shall have the respective meanings set forth in the Supply Agreement. The Supply Agreement shall be amended, in accordance with the provisions described herein, as of the Amendment Date. Except as otherwise expressly modified by this Amendment, the Supply Agreement shall remain in full force and effect in accordance with its terms. This Amendment is being delivered and executed in the State of California. In any action brought regarding the validity, construction and enforcement of this Agreement, it shall be governed in all respects by the laws of the State of California, without regard to the principles of conflicts of laws. This Amendment may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

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     IN WITNESS WHEREOF, the parties have executed this Amendment effective as of the Amendment Date.

HALOZYME, INC.		AVID BIOSERVICES, INC.

By:	/s/ Jonathan Lim	By:	/s/ Paul Lytle

Name:	Jonathan Lim	Name:	Paul Lytle

Title:	President and CEO	Title:	Chief Financial Officer

CONFIDENTIAL TREATMENT REQUESTED
EXHIBIT B: Purchase Price (Commercial Agreement)
The following prices shall be in effect for each manufacturing run performed before *** using the manufacturing method currently used by AVID as of the Amendment Date of Amendment No. 1 to the Agreement. On ***, the Manufacturing Batch Fee, In-process Testing and Processing Fee shall increase by ***. Beginning *** and at the beginning of each remaining year of the Term, the above fees will increase by such amount per year as necessary to reflect the lesser of ***.
For each newly developed manufacturing method or process, including use of new cell lines or use of a larger reactor, that results in increased yields, the parties shall negotiate in good faith and attempt to reach mutual agreement on the pricing for future manufacturing runs performed by AVID using such newly developed manufacturing methods.

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*	Price reflects cost for independent runs. If raw materials, supplies and testing services are purchased in bulk for multiple runs resulting in cost savings, the cost savings will be passed through to HALOZYME at such time as the applicable cost savings reasonably may be determined. If during the course of this Services Agreement, the manufacturer of raw materials and supplies or the testing services provider raises or lowers their prices by greater than ***, the price for the run will be adjusted to reflect this change.

**	Estimated applicable sales tax based on current sales tax rate of 7.75% for San Diego county. Sales taxes will not be charged if HALOZYME provides AVID with a reseller’s permit prior to the date of shipment.

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CONFIDENTIAL TREATMENT REQUESTED
Attachments:

1. Costing- General Supplies

2. Costing- Material Testing

3. Costing- Chemicals

4. Costing- In Process

5. Costing- Release Testing